October __, 1998


To:     V-ONE Corporation                    LaSalle St. Securities, Inc.
        20250 Century Boulevard, Suite 300   810 W. Washington Boulevard
        Germantown, Maryland  20874          Chicago, Illinois 60607

Ladies and Gentlemen:

        Reference is made to the Confidential Private Placement Memorandum dated October 9, 1998 of V-ONE Corporation as supplemented by the Supplement thereto dated October 9, 1998 (collectively, the "Memorandum").

        The undersigned ("Purchaser") hereby amends its Subscription Agreement contained in the Subscription Documents relating to the offering described in the Memorandum by inserting a new Section 3(d), which reads as follows:

            (d) The   Purchaser's  ordinary  activities  involve   it  in
      acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of its business and the Purchaser is a person of the kind described in Article (11)(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1995 (United Kingdom) or is a person to whom such document may otherwise be lawfully issued or passed on.

      Except as modified by this letter, the Purchaser's Subscription Agreement remains in full force and effect.

                                Very truly yours,


                                _____________________________
                                Name of Purchaser

                                By:

                                ______________________________
                                Signature of Authorized Person


                                ______________________________
                                Print Name and Title

ACCEPTED AND AGREED:

V-ONE CORPORATION

By:
   _______________________
Its:
   _______________________